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                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 1994


                   POLICY MANAGEMENT SYSTEMS CORPORATION

            (Exact Name of registrant as specified in Charter)



      South Carolina             0-10175        57-0723125
(State or other jurisdiction   (Commission    (IRS Employer
     of incorporation)          File Number)  Identification No.)



     One PMS Center (P.O. Box Ten)
     Blythewood, SC (Columbia, SC)             29016 (29202)
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (803) 735-4000


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Item 5.   Other Events

     On December 7, 1994, Policy Management Systems Corporation issued the attached press release.


Item 7.   Exhibits


Exhibit Number      Description

99                  Press Release dated December 7, 1994.


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                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   POLICY MANAGEMENT SYSTEMS CORPORATION
                               (Registrant)


Date:  December 7, 1994            By: Timothy V. Williams
                                       Executive Vice President
                                       (Chief Financial Officer)